MARKETVEST GROUP OF FUNDS
     Marketvest Equity Fund
     Marketvest Pennsylvania Intermediate Municipal Bond Fund
     Marketvest Short-Term Bond Fund
     Marketvest Intermediate U.S. Government Bond Fund


SUPPLEMENT TO THE COMBINED PROSPECTUS DATED JANUARY 5, 1996 (REVISED SEPTEMBER 30, 1996)

The Board of Directors of Dauphin Deposit Corporation, the parent company of the Funds' investment adviser, Dauphin Deposit Bank and Trust Company, has agreed to be acquired by First Maryland Bancorp., a subsidiary of Allied Irish Banks PLC (the `Acquisition''). As a result, all existing subsidiaries of Dauphin Deposit Corporation would become subsidiaries of First Maryland Bancorp. The closing date of the Acquisition is tentatively scheduled for the third quarter of 1997 pending approval of both companies' shareholders as well as the receipt of various regulatory approvals and the completion of other closing conditions.
The Board of Trustees/Directors and shareholders of the Funds will be asked to vote on any changes affecting the Funds as a result of the Acquisition. Under the provisions of the Investment Company Act of 1940, completion of the Acquisition would result in an `assignment'' and therefore automatic termination of Dauphin Deposit Bank and Trust Company's current investment advisory contract with the Funds (the `Termination''). Accordingly, prior to the Acquisition, it is anticipated that the Trustees/Directors of the Funds would meet to consider matters relating to the Termination. It is also anticipated that a Special Meeting of the Funds' shareholders would be held to seek, among other things, approval of a new investment advisory contract with Dauphin Deposit Bank and Trust Company or its successor.
                                                           January 27, 1997

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA   15222-3779


Edgewood Services, Inc. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 57061D107
Cusip 57061E105
Cusip 57061E204
Cusip 57061E303
G01608-05 (1/97)

DBN701165





MARKETVEST INTERNATIONAL EQUITY FUND


SUPPLEMENT TO THE PRELIMINARY PROSPECTUS DATED DECEMBER 31, 1996

The Board of Directors of Dauphin Deposit Corporation, the parent company of the Fund's investment adviser, Dauphin Deposit Bank and Trust Company, has agreed to be acquired by First Maryland Bancorp., a subsidiary of Allied Irish Banks PLC (the `Acquisition''). As a result, all existing subsidiaries of Dauphin Deposit Corporation would become subsidiaries of First Maryland Bancorp. The closing date of the Acquisition is tentatively scheduled for the third quarter of 1997 pending approval of both companies' shareholders as well as the receipt of various regulatory approvals and the completion of other closing conditions.
                                                           January 27, 1997









   INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
 SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
 BECOMES EFFECTIVE. THIS SUPPLEMENT TO THE PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BY ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION
  OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA   15222-3779


Edgewood Services, Inc. is the distributor of the Fund and is a subsidiary of Federated Investors.

G01608-04 (1/97)